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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 5, 2000




                                OGDEN CORPORATION
             (Exact name of registrant as specified in the charter)

Delaware                         1-3122                      13-5549268
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)


Two Pennsylvania Plaza                     New York, New York        10121
----------------------------------------   ------------------        --------
(Address of Principal Executive Offices)                             Zip Code


Registrant's telephone number, including area code: (212) 868-6000



                                      NONE
          (Former name or former address, if changed since last report)



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Item 5.  OTHER EVENTS

         On June 5, 2000 Ogden Corporation issued a press release, a copy of which is attached hereto as Exhibit A.

Item 7.  FINANCIAL STATEMENTS AND EXHIBIT

         (a)      Financial Statements of business acquired: Not Applicable

         (b)      Pro forma financial information: Not Applicable

         (c)      Exhibit:

                  A) Press Release of Ogden Corporation, dated June 5, 2000, reporting that it had completed two major asset sales:
                      (i) the sale of its Food and Beverage Concessions and Venue Management businesses to ARAMARK on June 2, 2000; and (ii) the sale of its Jazzland Theme Park in New Orleans to Alfa Alfa Holdings, S.A. of Greece on
                      May 31, 2000.

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                                    SIGNATURE



         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             OGDEN CORPORATION


Dated:   June 6, 2000                        By: /s/ William J. Metzger
                                                -----------------------------
                                                 William J. Metzger
                                                 Vice President and Chief
                                                 Accounting Officer